FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2006

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9712 (Commission File Number)	62-1147325 (IRS Employer Identification No.)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois (Address of principal executive offices)	60631 (Zip Code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

United States Cellular Corporation (“U.S. Cellular”) is not in compliance with Sections 134 and 1101 of the American Stock Exchange (“AMEX”) Company Guide and its listing agreement as a result of U.S. Cellular’s failure to file its quarterly report on Form 10-Q (“Form 10-Q”) for the period ended March 31, 2006 on a timely basis. U.S. Cellular’s Common Shares are traded on the AMEX under the symbol USM. As a result of the prior delay in the filing of U.S. Cellular’s annual report on Form 10-K (“Form 10-K”) for the year ended December 31, 2005, USM is currently trading as USM.LF, with the indicator “LF” standing for “Late Filer.” The AMEX has advised that, as a result of the late filing of the Form 10-Q for the period ended March 31, 2006, this indicator will remain in effect until U.S. Cellular files both its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the period ended March 31, 2006. However, as previously disclosed, the AMEX granted U.S. Cellular an extension until June 30, 2006 to regain compliance with AMEX listing standards. U.S. Cellular expects to regain compliance with such AMEX listing standards when it has filed with the Securities and Exchange Commission (“SEC”) its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the period ended March 31, 2006 on or prior to June 30, 2006.

U.S. Cellular is also not in compliance with listing requirements of the New York Stock Exchange (“NYSE”) as a result of U.S. Cellular’s failure to file its Form 10-Q for the period ended March 31, 2006 on a timely basis. U.S. Cellular debt securities are traded on the NYSE under the symbols UZG and UZV. As a result of the prior delay in the filing of U.S. Cellular’s Form 10-K for the year ended December 31, 2005, UZG is currently trading as UZG.LF and UZV is trading as UZV.LF, with the indicator “LF” standing for “Late Filer.” The NYSE has advised that, as a result of the late filing of the Form 10-Q for the period ended March 31, 2006, this indicator will remain in effect until U.S. Cellular files both its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the period ended March 31, 2006. U.S. Cellular expects to regain compliance with such NYSE listing standards when it has filed with the SEC its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the period ended March 31, 2006.

As previously disclosed, U.S. Cellular restated its financial results for each of the three years in the period ended December 31, 2004, including quarterly information for 2004 and 2003 and certain selected financial data for 2001 and 2000. As a result, U.S. Cellular filed its Form 10-Q for the period ended September 30, 2005 on a delayed basis. This delay caused U.S. Cellular to fail to file its annual report on Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the period ended March 31, 2006 on a timely basis.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date: May 19, 2006

By:	/s/ Steven T. Campbell

Steven T. Campbell
Vice President and Controller